UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       November 27, 2001
                                                 -------------------------------

                    Mimbres Valley Farmers Association, Inc.
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             (Exact name of registrant as specified in its charter)

            New Mexico              000-13963               85-0054230
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    (State or other jurisdiction   (Commission             (IRS Employer
          of incorporation)        File Number)          Identification No.)

          811 S. Platinum, Deming, New Mexico               88030
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     (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code  (505) 546 2769
                                                   --------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

     None.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     None.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

     None.


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     The Board of Directors of the Company, subject to ratification by the Shareholders of the Company, appointed The Accounting and Consulting Group, L.
L. P., of Carlsbad, with offices in Albuquerque, Alamogordo, Clovis and Carlsbad, as independent auditors of the Company on October 24, 2001, to be effective, assuming ratification by the Shareholders, from and after the Annual Meeting of Shareholders of the Company, presently scheduled for November 27, 2001. The Company entertained proposals from Jones & Company, Certified Public Accountants, the firm that has served as independent auditors of the Company's financial statements since 1998, from Neff & Ricci of Albuquerque, and from The Accounting and Consulting Group, and the Board of Directors of the Company chose the latter firm based on a comparison of the proposals. The Board of Directors does not have an audit committee.

     The reports of Jones & Company as the independent auditors of the Company for the past two fiscal years contained going concern qualifications, based on the deteriorating financial condition of the Company. However, this fact played no part in the Board's determination to change auditors, inasmuch as the Company recognizes that any independent auditing firm following generally accepted audited standards and generally accepted accounting principles would have issued a similarly qualified report on the Company's annual financial statements. There were no disagreements with the Company on any matters of accounting principles, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Jones & Company, would have caused it to make reference to the subject of the disagreement in connection with its reports on the financial statements of the Company for the past two fiscal years. Indeed, Jones & Company were asked to and agreed to perform its customary review of the Company's financial statements in connection with the Company's quarterly report on Form 10-QSB for the first fiscal quarter of fiscal year 2002, which ended September 30, 2001. The aggregate fees billed for professional services by Jones & Company for the audit of the Company's annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Forms 10-QSB for that fiscal year was $43,702.73.

     The Board of Directors selected The Accounting and Consulting Group, L.L.P., as independent auditors for the Company because it was of the opinion that this firm would provide the best overall service at a reasonable cost. If the Shareholders do not ratify this appointment, at the Annual Meeting on November 27, 2001, the Board will consider other independent auditors. A representative of The Accounting and Consulting Group, L.L.P. will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions. A representative of Jones & Company will also be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     None


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ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

     None.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     None.

ITEM 8.  CHANGE FISCAL YEAR.

     Not Applicable.

ITEM 9.  REGULATION FD DISCLOSURE.

     None.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MIMBRES VALLEY FARMERS ASSOCIATION, INC.
                                              (Registrant)


Date
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                              Shelby Phillips III, President, General Manager
                                       and Chief Executive Officer


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